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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                  FORM 8-K/A-3


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                December 1, 2000


                            THE TRIZETTO GROUP, INC.
             (Exact name of Registrant as specified in its charter)

            Delaware                 000-27501                    33-0761159
(State or other jurisdiction  (Commission File Number)          (IRS Employer
       of incorporation)                                     Identification No.)


  567 San Nicolas Drive, Suite 360, Newport Beach, California         92660
           (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (949) 719-2200

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The following financial statements of RIMS are being filed herewith:

                  -        Independent Auditors' Report

                  - Consolidated Balance Sheets, September 30, 2000 (unaudited) and December 31, 1999

                  - Consolidated Statements of Operations, Nine Months ended September 30, 2000 and 1999 (unaudited) and Year ended December 31, 1999

                  - Consolidated Statement of Stockholders' Equity, Nine Months ended September 30, 2000 (unaudited) and Year ended December 31, 1999

                  - Consolidated Statement of Cash Flows, Nine Months ended September 30, 2000 and 1999 (unaudited) and Year ended December 31, 1999

                  -        Notes to Consolidated Financial Statements



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                  -        Unaudited Consolidated Statements of Cash Flows, Nine
                           months ended September 30, 1999 and 2000

         (b) PRO FORMA FINANCIAL INFORMATION. The following unaudited pro forma combined condensed consolidated financial statements are being filed herewith:

                  - Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet as of September 30, 2000

                  - Unaudited Pro Forma Combined Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2000 and for the Year Ended December 31, 1999

         (c)      EXHIBITS

                  EXHIBIT
                  NUMBER                        DESCRIPTION

                    2.1*   **  Agreement and Plan of Merger, dated as of
                               November 2, 2000, among TriZetto, Merger Sub,
                               RIMS, the RIMS shareholders, Terry L. Kirch and
                               Thomas H. Heimsoth.

                    2.2    **  First Amendment to Agreement and Plan of Merger,
                               dated as of December 1, 2000, among TriZetto, Merger Sub, RIMS, the RIMS shareholders, Terry L. Kirch and Thomas H. Heimsoth.

                    23.1 Consent of KPMG LLP up with respect to the financial statements of RIMS.


                    99.1   *** Financial Statements of RIMS listed in Item 7(a)
                               above.

                    99.2   *** Pro Forma Financial Statements listed in Item
                               7(b) above.


                    99.3   **  Press Release dated November 2, 2000.

                    99.4   **  Press Release dated December 4, 2000.

                  ----------------

                  * Certain exhibits to, and schedules delivered in connection with, the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. TriZetto agrees to supplementally furnish to the SEC a copy of any such exhibit or schedule upon request.

                  ** Previously filed by TriZetto with its Current Report on Form 8-K as filed with the SEC on December 18, 2000.


                  *** Previously filed by TriZetto with its Current Report on Form 8-K/A as filed with the SEC on June 11, 2001.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE TRIZETTO GROUP, INC.



June 11, 2001                           /s/ Christine A. Miller
                                        -----------------------------------
                                        Christine A. Miller
                                        Vice President, Legal Affairs and
                                        Assistant Secretary


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                               DESCRIPTION

   2.1* ** Agreement and Plan of Merger, dated as of November 2, 2000, among TriZetto, Merger Sub, RIMS, the RIMS shareholders, Terry L. Kirch and Thomas H. Heimsoth.

   2.2 ** First Amendment to Agreement and Plan of Merger, dated as of December 1, 2000, among TriZetto, Merger Sub, RIMS, the RIMS shareholders, Terry L. Kirch and Thomas H. Heimsoth.

  23.1  Consent of KPMG LLP with respect to the financial statements of RIMS.


  99.1  *** Financial Statements of RIMS listed in Item 7(a) above.

  99.2  *** Pro Forma Financial Statements listed in Item 7(b) above.


  99.3  **  Press Release dated November 2, 2000.

  99.4  **  Press Release dated December 4, 2000.

-------------------

* Certain exhibits to, and schedules delivered in connection with, the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. TriZetto agrees to supplementally furnish to the SEC a copy of any such exhibit or schedule upon request.

** Previously filed by TriZetto with its Current Report on Form 8-K as filed with the SEC on December 18, 2000.


*** Previously filed by TriZetto with its Current Report on Form 8-K as filed with the SEC on June 11, 2001.